                                                                    Exhibit 99.1

FALCONSTOR
Software

Contact:  Joanne Ferrara, Investor Relations
          631-773-5813
          JOANNE.FERRARA@FALCONSTOR.COM

               FALCONSTOR SOFTWARE ANNOUNCES Q3 QUARTERLY RESULTS
                      REVENUES INCREASE 43% FROM PRIOR YEAR

MELVILLE,  N.Y., October 25, 2007--FalconStor  Software,  Inc. (NASDAQ:  FALC),
the market leader in disk-based  data  protection  solutions,  today announced financial results for its third quarter ended September 30, 2007.

Revenues for the third quarter of 2007 increased 43% to $18.5 million,  compared with $13.0  million for the same  period a year ago.  Net income for the quarter was $6.3 million,  or $0.12 per diluted  share,  which  includes $2.1 million in expenses  related to stock-based  compensation and an income tax benefit of $4.5 million,  compared with a net loss of $1.3 million,  or $0.03 per diluted share, in Q3 2006,  which  included  $2.4  million in expenses  related to  stock-based compensation.

The income tax benefit of $4.5 million recorded in the third quarter of 2007 was
primarily   associated  with  the  reversal  of  deferred  tax  asset  valuation allowances in response to continuing favorable developments in operating results and financial projections.

Pro forma income before income taxes,  which excludes  stock-based  compensation expense,  was $3.9  million or $0.07 per diluted  share in the third  quarter of
2007,  compared  with pro forma  income  before  income taxes of $1.2 million or
$0.02 per  diluted  share for the third  quarter  of 2006.  Pro forma  operating margins  increased to 17% in the third  quarter of 2007  compared with pro forma operating margins of 5% in the same period a year ago.

For the nine months ended  September 30, 2007,  revenues  increased 51% to $52.6 million,  compared with $34.8 million for the same period a year ago. Net income for the nine-month  period was $7.1 million,  or $0.13 per diluted share,  which includes  $6.2  million in  stock-based  compensation  expense and an income tax benefit of $4.6 million,  compared with a net loss of $6.2 million, or $0.13 per diluted  share,  in the same period a year ago which  included  $7.1  million in stock-based  compensation  expense.  Pro forma income before income taxes, which excludes  stock-based  compensation  expense,  was $8.7  million,  or $0.17  per diluted  share,  compared  with pro forma  income  before  income  taxes of $1.0 million, or $0.02 per diluted share, in 2006.

The Company closed the quarter with $59.8 million in cash, cash  equivalents and marketable securities. Cash flow from operations was $6.5 million in the quarter and $18.0 million year to date. Deferred revenue at September 30, 2007 was $17.6 million, which increased 47% compared with the same period a year ago.

 "We are  pleased  with the  consistent  expansions  of our  product  portfolio, strategic  partners,  sales channel and operating  margins,"  said ReiJane Huai,
Chairman and CEO of  FalconStor.  "Besides  continuing  growth in the enterprise space, we will be creating  additional growth drivers by leveraging our software to enable our OEM partners and  distributors  to create  easy-to-deploy  turnkey appliances to expand our market coverage to include remote offices and mid-range accounts."

The company will host a conference  call on Thursday,  October 25th at 4:30 p.m.
ET, to discuss the results. To participate in the conference call, please dial:

Toll Free: 1 866-249-5225
International: 1 303-262-2137

To view the  presentation,  please copy and paste the  following  link into your browser and register for this meeting. Once you have registered for the meeting, you will receive an email message confirming your registration.

HTTPS://FALCONSTOR.WEBEX.COM/FALCONSTOR/J.PHP?ED=102987297&RG=1&UID=0

Meeting: FalconStor Q3 2007 Earnings
Meeting password: q3numbers
Meeting Number: 483 737 776

A conference call replay is scheduled to be available  beginning 10/25 at 6:30
PM ET through 11:59 PM ET on 10/30.  To listen to the replay of the call, dial
toll  free:  1  800-405-2236  or  International:  1  303-590-3000,   passcode:
11099526#, or visit our website at WWW.FALCONSTOR.COM/INVESTORS.ASP

NON-GAAP FINANCIAL MEASURES

The non-GAAP  financial  measures used in this press release are not prepared in accordance with generally  accepted  accounting  principles and may be different from  non-GAAP  financial  measures  used  by  other  companies.  The  Company's management  refers to these  non-GAAP  financial  measures  in making  operating decisions because they provide meaningful supplemental information regarding the
Company's operating performance.  In addition, these non-GAAP financial measures
facilitate   management's  internal  comparisons  to  the  Company's  historical operating results and comparisons to competitors'  operating results. We include these non-GAAP  financial  measures  (which should be viewed as a supplement to, and not a substitute for, their  comparable GAAP measures) in this press release because  we  believe  they are  useful to  investors  in  allowing  for  greater transparency to supplemental information used by management in its financial and operational  decision-making.  For a  reconciliation  of our GAAP  and  non-GAAP
financial  results,   please  refer  to  our  ProForma  Condensed   Consolidated
Statements of Operations, presented in this release.

ABOUT FALCONSTOR
FalconStor Software, Inc. (NASDAQ: FALC) is the market leader in disk-based data protection.  We deliver proven,  comprehensive  data  protection  solutions that facilitate the continuous  availability  of  business-critical  data with speed, integrity, and simplicity. Our technology-independent  solutions, built upon the award-winning IPStor(R)  virtualization  platform,  include the industry-leading
VirtualTape   Library   (VTL)  with  Single   Instance   Repository   (SIR)  for
de-duplication,  Continuous Data Protection (CDP), Storage  Virtualization,  and
Replication for disaster recovery and remote office protection. Our products are available from major OEMs and solution  providers  including EMC, SUN,  Brocade,
H3C, and COPAN and are deployed by thousands of customers worldwide,  from small businesses to Fortune 1000 enterprises.

FalconStor  is  headquartered  in Melville,  New York,  with offices  throughout
Europe  and the Asia  Pacific  region.  FalconStor  is an  active  member of the
Storage Networking  Industry  Association  (SNIA).  For more information,  visit
www.falconstor.com or call 1-866-NOW-FALC (866-669-3252).

                                       ###

This press release  includes  forward-looking  statements  that involve risk and uncertainties  that could cause  actual  results to differ  materially  from the forward-looking  statements.  These risks and uncertainties  include:  delays in product  development;  market acceptance of FalconStor's  products and services;
technological  change in the storage and networking  industries;  competition in the network storage software market;  the potential  failure of FalconStor's OEM partners to introduce or to market products incorporating FalconStor's products;
intellectual  property issues;  and other risk factors discussed in FalconStor's reports on Forms 10-K,  10-Q and other  reports  filed with the  Securities  and
Exchange Commission.

                             FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                        September 30,   December 31,
                                                                           2007             2006
                                                                        -----------     -----------
                                                                        (unaudited)
ASSETS
Current assets:
   Cash and cash equivalents .....................................      $29,980,400     $15,605,329
   Marketable securities .........................................       29,854,300      25,354,259
   Accounts receivable, net ......................................       18,116,546      24,134,257
   Prepaid expenses and other current assets .....................        1,625,876       1,244,937
   Deferred tax asset, net .......................................        2,074,034            --
                                                                        -----------     -----------

          Total current assets ...................................       81,651,156      66,338,782
                                                                        -----------     -----------

Property and equipment, net ......................................        7,320,238       5,960,317
Goodwill .........................................................        3,512,796       3,512,796
Other intangible assets, net .....................................          431,549         407,316
Deferred tax asset, net of current portion .......................        2,749,300            --
Other assets .....................................................        2,286,990       2,011,433
                                                                        -----------     -----------

          Total assets ...........................................      $97,952,029     $78,230,644
                                                                        ===========     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable ..............................................      $   839,058     $ 1,432,510
   Accrued expenses ..............................................        5,960,221       6,505,536
   Deferred revenue ..............................................       13,382,272      11,466,552
                                                                        -----------     -----------

         Total current liabilities ...............................       20,181,551      19,404,598

Other long-term liabilities ......................................          131,377         137,317
Deferred revenue .................................................        4,214,591       3,645,482
                                                                        -----------     -----------

          Total liabilities ......................................       24,527,519      23,187,397
                                                                        -----------     -----------

Commitments and Contingencies

          Total stockholders' equity .............................       73,424,510      55,043,247
                                                                        -----------     -----------

         Total liabilities and stockholders' equity ..............      $97,952,029     $78,230,644
                                                                        ===========     ===========

                                      FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                    CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                               Three Months Ended              Nine Months Ended
                                                                   September 30,                 September 30,
                                                           ---------------------------    ---------------------------
                                                                2007           2006           2007           2006
                                                                   (unaudited)                    (unaudited)
Revenues
Software license revenue ...........................       $ 12,209,650   $  8,685,667    $ 34,627,635   $ 23,088,377
Maintenance revenue ................................          4,771,952      3,315,771      13,641,271      8,815,288
Software services and other revenue ................          1,545,935        964,673       4,349,853      2,938,993
                                                           ------------   ------------    ------------   ------------
                                                             18,527,537     12,966,111      52,618,759     34,842,658

Operating expenses:
   Amortization of purchased and
     capitalized software ..........................             33,869         81,334          83,691        334,389
   Cost of maintenance, software services
     and other revenue .............................          2,852,236      2,246,085       8,058,574      6,550,747
   Software development costs ......................          5,647,805      5,067,882      16,505,471     14,580,122
   Selling and marketing ...........................          6,978,239      5,809,706      21,447,423     16,400,453
   General and administrative ......................          1,944,521      1,489,537       5,805,024      4,200,971
                                                           ------------   ------------    ------------   ------------
                                                             17,456,670     14,694,544      51,900,183     42,066,682
                                                           ------------   ------------    ------------   ------------
           Operating income (loss) .................          1,070,867     (1,728,433)        718,576     (7,224,024)
                                                           ------------   ------------    ------------   ------------

   Interest and other income .......................            682,132        514,415       1,775,879      1,185,075
                                                           ------------   ------------    ------------   ------------

          Income (loss) before income
                   taxes............................          1,752,999     (1,214,018)      2,494,455     (6,038,949)
                                                           ------------   ------------    ------------   ------------

(Benefit) provision for income taxes ...............         (4,507,287)        44,353      (4,590,824)       161,103
                                                           ------------   ------------    ------------   ------------

       Net income (loss) ...........................       $  6,260,286   $ (1,258,371)   $  7,085,279   $ (6,200,052)
                                                           ============   ============    ============   ============

Basic net income (loss) per share ..................       $       0.13   $      (0.03)   $       0.14   $      (0.13)
                                                           ============   ============    ============   ============

Diluted net income (loss) per share ................       $       0.12   $      (0.03)   $       0.13   $      (0.13)
                                                           ============   ============    ============   ============

Weighted average basic shares
  outstanding ......................................         49,686,430     47,990,558      49,223,884     48,014,662
                                                           ============   ============    ============   ============

Weighted average diluted shares
  outstanding ......................................         53,482,577     47,990,558      52,744,600     48,014,662
                                                           ============   ============    ============   ============

                                       FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                     THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2007
                                                       (unaudited)
                                                   GAAP RECONCILIATION

                                                               Three Months Ended               Nine Months Ended
                                                                  September 30,                   September 30,
                                                               2007           2006             2007            2006
                                                                   (unaudited)                     (unaudited)
Income (loss) before income
 taxes (GAAP) ....................................        $  1,752,999   $ (1,214,018)    $  2,494,455    $ (6,038,949)
Adjustment (1) ...................................           2,107,489      2,423,273        6,235,595       7,083,895
                                                          ------------   ------------     ------------    ------------
Pro forma Income before income
 taxes (2) .......................................           3,860,488      1,209,255        8,730,050       1,044,946
                                                          ============   ============     ============    ============

Net income (loss) (GAAP) .........................        $  6,260,286   $ (1,258,371)    $  7,085,279    $ (6,200,052)
Adjustment (1) ...................................           2,107,489      2,423,273        6,235,595       7,083,895
                                                          ------------   ------------     ------------    ------------
Pro forma net income (2) .........................           8,367,775      1,164,902       13,320,874         883,843
                                                          ============   ============     ============    ============

Basic EPS (GAAP) .................................        $       0.13   $      (0.03)    $       0.14    $      (0.13)
Adjustment .......................................                0.04           0.05             0.13            0.15
                                                          ------------   ------------     ------------    ------------
Pro forma Basic EPS ..............................                0.17           0.02             0.27            0.02
                                                          ============   ============     ============    ============

Diluted EPS (GAAP) ...............................        $       0.12   $      (0.03)    $       0.13    $      (0.13)
Adjustment .......................................                0.04           0.05             0.12            0.14
                                                          ------------   ------------     ------------    ------------
Pro forma Diluted EPS ............................                0.16           0.02             0.25            0.02
                                                          ============   ============     ============    ============

Weighted average basic shares
 outstanding .....................................          49,686,430     47,990,558       49,223,884      48,014,662
                                                          ============   ============     ============    ============

Weighted average diluted shares
 outstanding .....................................          53,482,577     49,194,707       52,744,600      48,859,480
                                                          ============   ============     ============    ============

Footnotes:
     (1) Represents non-cash stock-based compensation charges as follows:

                                                 Three Months Ended         Nine Months Ended
                                                    September 30,              September 30,
                                                 2007         2006          2007         2006
                                                    (unaudited)                (unaudited)

         Cost of maintenance, software
            services and other revenue       $  283,860   $  361,263    $  793,162   $1,060,812
         Software development costs             792,000    1,100,510     2,471,950    3,233,609
         Selling and marketing                  776,840      758,718     2,210,367    2,104,256
         General and administrative             254,789      202,782       760,116      685,218
                                             ----------   ----------    ----------   ----------

         Total non-cash stock-based
            compensation expense             $2,107,489   $2,423,273    $6,235,595   $7,083,895
                                             ==========   ==========    ==========   ==========

     (2) Pro forma amounts  exclude stock option  expenses  recognized  for GAAP purposes  under FAS 123R. As discussed earlier in this release, these supplemental non-GAAP financial measures should not be used as a substitute for their comparable GAAP measures. The pro forma amounts exclude any tax related effects of FAS 123R.